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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 27, 2003


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                               THE SHAW GROUP INC.

             (Exact name of registrant as specified in its charter)



       LOUISIANA                     1-12227                   72-1106167
(State of Incorporation)      (Commission File Number)      (I.R.S. Employer
                                                         Identification Number)


           4171 ESSEN LANE
        BATON ROUGE, LOUISIANA                                   70809
(Address of principal executive offices)                      (Zip Code)


       Registrant's telephone number, including area code: (225) 932-2500

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)

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ITEM 5.           OTHER EVENTS

On February 26, 2003, The Shaw Group Inc. (the "Company") issued a press release announcing that it intends to offer $250.0 million principal amount at maturity of senior notes due 2010 in a private placement to qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), and in offshore transactions in accordance with Regulation S under the Securities Act. The Company also announced that it intends to use the net proceeds of the proposed private placement of the Notes to purchase for cash up to $384.6 million aggregate principal amount at maturity of its outstanding zero coupon, unsecured, convertible debt Liquid Yield Option(TM) Notes due 2021 (the "LYONs") by means of a tender offer using a modified Dutch auction procedure.

The full text of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information contained in this Current Report on Form 8-K, including the exhibit hereto, is neither an offer to sell nor a solicitation of an offer to buy any of the Notes. The Notes to be offered will not be registered under the Securities Act or applicable state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act.

The information contained in this Current Report on Form 8-K, including the exhibit hereto, is also not an offer to purchase, a solicitation of an offer to purchase, or a solicitation of an offer to sell securities, with respect to any LYONs. The offer to purchase LYONs may only be made pursuant to the terms of the Company's Offer to Purchase and the accompanying Letter of Transmittal.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

     99.1         Press Release of The Shaw Group Inc. dated February 26, 2003.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        THE SHAW GROUP INC.
                                        (Registrant)


Date: February 27, 2003                 /s/ Gary P. Graphia
                                        ----------------------------------------
                                        Gary P. Graphia
                                        Secretary and General Counsel

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                               INDEX TO EXHIBITS


Exhibit Number             Description
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    99.1                   Press Release of The Shaw Group Inc. dated
                           February 26, 2003.